CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2014	Dec. 31, 2013
Stockholders' equity
Share capital, par value (in dollars per share)	$ 1	$ 1
Share Capital, shares authorized	125,000,000	125,000,000
Share Capital, shares issued	93,404,000	93,260,000
Share Capital, shares outstanding	93,404,000	93,260,000